NAME OF REGISTRANT
Franklin Fund Allocator Series
File No. 811-07851


Exhibit Item No. 77C Matter Submitted to a Vote of Security Holders

FRANKLIN FUND ALLOCATOR SERIES

FRANKLIN PAYOUT 2017 FUND

CONSENT OF SOLE SHAREHOLDER

May 28, 2015

The undersigned, being the sole shareholder of Class R6 and Advisor Class of Franklin Payout 2017 Fund (the "Fund"), a series of Franklin Fund Allocator Series (the "Trust"), hereby consents to and adopts the following resolutions as the action of the sole shareholder of the Fund pursuant to Article V, Section 3 of the Trust's Amended and Restated Agreement and Declaration of Trust, as amended to date, as of the date set forth above:

RESOLVED, that the form and terms of the Investment Management Agreement between the Trust, on behalf of the Fund, and Franklin Advisers, Inc., a copy of which is attached as Exhibit A hereto, be and they hereby are approved; and it is further

RESOLVED, that the form and terms of the Distribution Agreement between the Trust and Franklin/Templeton Distributors, Inc., with respect to the Fund, a copy of which is attached as Exhibit B hereto, be and they hereby are approved.

This consent shall be filed with the records of the meetings of the shareholders of the Fund and shall for all purposes be treated as actions taken at the meetings.


FRANKLIN RESOURCES, INC.


By:/s/Lori Ann Weber
Lori Ann Weber
Assistant Secretary


FRANKLIN FUND ALLOCATOR SERIES

FRANKLIN PAYOUT 2018 FUND

CONSENT OF SOLE SHAREHOLDER

May 28, 2015

The undersigned, being the sole shareholder of Class R6 and Advisor Class of Franklin Payout 2018 Fund (the "Fund"), a series of Franklin Fund Allocator Series (the "Trust"), hereby consents to and adopts the following resolutions as the action of the sole shareholder of the Fund pursuant to Article V, Section 3 of the Trust's Amended and Restated Agreement and Declaration of Trust, as amended to date, as of the date set forth above:

RESOLVED, that the form and terms of the Investment Management
 Agreement between the Trust, on behalf of the Fund, and Franklin
 Advisers, Inc., a copy of which is attached as Exhibit A hereto
, be and they hereby are approved; and it is further

RESOLVED, that the form and terms of the Distribution Agreement between the Trust and Franklin/Templeton Distributors, Inc., with respect to the Fund, a copy of which is attached as Exhibit B hereto, be and they hereby are approved.

This consent shall be filed with the records of the meetings of the shareholders of the Fund and shall for all purposes be treated as actions taken at the meetings.


FRANKLIN RESOURCES, INC.


By:/s/Lori Ann Weber
Lori Ann Weber
Assistant Secretary


FRANKLIN FUND ALLOCATOR SERIES

FRANKLIN PAYOUT 2019 FUND

CONSENT OF SOLE SHAREHOLDER

May 28, 2015

The undersigned, being the sole shareholder of Class R6 and Advisor Class of Franklin Payout 2019 Fund (the "Fund"), a series of Franklin Fund Allocator Series (the "Trust"), hereby consents to and adopts the following resolutions as the action of the sole shareholder of the Fund pursuant to
 Article V, Section 3 of the Trust's Amended and Restated
Agreement and Declaration of Trust, as amended to date, as of the date set forth above:

RESOLVED, that the form and terms of the Investment Management
 Agreement between the Trust, on behalf of the Fund, and Franklin Advisers, Inc., a copy of which is attached as Exhibit A hereto, be and they hereby are approved; and it is further

RESOLVED, that the form and terms of the Distribution Agreement between the Trust and Franklin/Templeton Distributors, Inc., with respect to the Fund, a copy of which is attached as
Exhibit B hereto, be and they hereby are approved.

This consent shall be filed with the records of the meetings of the shareholders of the Fund and shall for all purposes be treated as actions taken at the meetings.


FRANKLIN RESOURCES, INC.


By:/s/Lori Ann Weber
Lori Ann Weber
Assistant Secretary


FRANKLIN FUND ALLOCATOR SERIES

FRANKLIN PAYOUT 2020 FUND

CONSENT OF SOLE SHAREHOLDER

May 28, 2015

The undersigned, being the sole shareholder of Class R6 and Advisor
 Class of Franklin Payout 2020 Fund (the "Fund"), a series of Franklin Fund Allocator Series (the "Trust"), hereby consents to and adopts the following resolutions as the action of the sole shareholder of the Fund pursuant to Article V, Section 3 of the Trust's Amended and Restated Agreement and Declaration of Trust, as amended to date, as of the date set forth above:

RESOLVED, that the form and terms of the Investment Management
 Agreement between the Trust, on behalf of the Fund, and Franklin
 Advisers, Inc., a copy of which is attached as Exhibit A hereto, be and they hereby are approved; and it is further

RESOLVED, that the form and terms of the Distribution Agreement between the Trust and Franklin/Templeton Distributors, Inc., with respect to the Fund, a copy of which is attached as Exhibit B hereto, be and they hereby are approved.

This consent shall be filed with the records of the meetings of the shareholders of the Fund and shall for all purposes be treated as actions taken at the meetings.


FRANKLIN RESOURCES, INC.


By:/s/Lori Ann Weber
Lori Ann Weber
Assistant Secretary


FRANKLIN FUND ALLOCATOR SERIES

FRANKLIN PAYOUT 2021 FUND

CONSENT OF SOLE SHAREHOLDER

May 28, 2015

The undersigned, being the sole shareholder of Class R6 and
 Advisor Class of Franklin Payout 2021 Fund (the "Fund"), a series of Franklin Fund Allocator Series (the "Trust"), hereby consents to and adopts the following resolutions as the action of the sole shareholder of the Fund pursuant to
Article V, Section 3 of the Trust's Amended and Restated
Agreement and Declaration of Trust, as amended to date, as of the date set forth above:

RESOLVED, that the form and terms of the Investment Management
Agreement between the Trust, on behalf of the Fund, and Franklin Advisers, Inc., a copy of which is attached as Exhibit A hereto, be and they hereby are approved; and it is further

RESOLVED, that the form and terms of the Distribution Agreement between the Trust and Franklin/Templeton Distributors, Inc., with respect to the Fund, a copy of which is attached as Exhibit
 B hereto, be and they hereby are approved.

This consent shall be filed with the records of the meetings of the shareholders of the Fund and shall for all purposes be treated as actions taken at the meetings.


FRANKLIN RESOURCES, INC.


By:/s/Lori Ann Weber
Lori Ann Weber
Assistant Secretary